Summary Prospectus July 1, 2014

JPMorgan Real Return Fund

Class/Ticker:     Institutional/RRNNX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2014, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to maximize inflation protected return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.35%
Distribution (Rule 12b-1) Fees	NONE
Other Expenses	0.39
Shareholder Service Fees	0.10
Remainder of Other Expenses	0.29
Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.75
Fee Waivers and Expense Reimbursements[1]	(0.24)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.51

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.50% of the average daily net assets of Institutional Class Shares. This contract cannot be terminated prior to 7/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
INSTITUTIONAL CLASS SHARES ($)	52	216	393	908

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

What are the Fund’s main investment strategies?

As part of its principal strategy, the Fund primarily invests in Treasury Inflation Protected Securities (TIPS). “Real Return” in the Fund’s name means the total return of a security less the actual rate of inflation. TIPS are debt securities of varying maturities issued by the U.S. Treasury that pay interest based on a fixed percentage of inflation-adjusted principal. Unlike conventional bonds, the principal and interest payments of TIPS are adjusted periodically to the Non-Seasonally Adjusted Consumer Price Index for All Urban Consumers (CPI-U).

In addition to investments in TIPS, the Fund may invest in derivatives, which are instruments based on another instrument, exchange rate or index. The Fund may use futures contracts, options, price locks and swaps to provide inflation-protection, maintain interest rate, sector and yield curve exposure, to manage interest rate risk and duration, and to gain exposure to the TIPS markets. The Fund may also use such derivatives in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund.

Although the Fund primarily uses TIPS to implement its principal strategy, the Fund may invest up to 15% of its total assets in non-dollar denominated inflation-linked debt securities issued or guaranteed by foreign governments and foreign governmental entities as part of its principal strategy. The Fund seeks to hedge its non-dollar investments back to the U.S. dollar, but may not always be able to do so.

The adviser buys and sells TIPS and other investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual investments that it believes will perform well over market and inflationary cycles. The adviser makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, duration, anticipated inflation and yield curve considerations.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

TIPS and Inflation-Linked Securities Risk. TIPS and other inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of TIPS and other inflation-linked securities tend to decline when real interest rates increase. In addition, interest payments on inflation-linked securities are unpredictable. Unlike conventional bonds, the principal and interest payments of inflation-linked securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g., CPI-U). There can be no assurance that the inflation index used will accurately measure the real rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.

Interest Rate Risk. The Fund’s investments in TIPS and other bonds and debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. Given the historically low interest rate environment, risks associated with rising rates are heightened. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

Derivatives Risk. Derivatives, including futures contracts, options, price locks and swaps, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Foreign and Sovereign Debt Risk. Non-dollar denominated, inflation-linked securities issued or guaranteed by foreign governments or foreign governmental entities (which are a type of sovereign debt) are subject to additional risks including political and economic risks, civil conflicts and wars, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. There is a risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or other failure to put in place economic reforms. There is no legal process for collecting sovereign debts that are not paid nor are there bankruptcy proceedings through which all or part of the sovereign debt that has not been repaid may be collected. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class Shares has varied from year to year for the past eight calendar years. The table shows the average annual total returns for the past one year, past five years, and the life of the Fund. The table compares that performance to the Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2009	4.78%
Worst Quarter	2nd quarter, 2013	–7.29%

The Fund’s year-to-date total return through 3/31/14 was 1.88%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Past 5 Years	Life of Fund (since 9/1/05)
INSTITUTIONAL CLASS
Return Before Taxes	(9.04)%	5.12%	3.38%
Return After Taxes on Distributions	(9.55)	4.12	2.11
Return After Taxes on Distributions and Sale of Fund Shares	(5.06)	3.68	2.17
BARCLAYS U.S. TIPS INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(8.61)	5.63	4.46
LIPPER INFLATION-PROTECTED BOND FUNDS INDEX
(Reflects No Deduction for Taxes)	(7.82)	5.51	3.95

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Donald Clemmenson	2008	Managing Director
Jan Ho	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Institutional Class Shares
To establish an account	$3,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Ser- vices at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-RR-I-714

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